SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2012

TMS International Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35128	20-5899976
(Commission File Number)	(IRS Employer Identification No.)

12 Monongahela Avenue, P.O. Box 2000, Glassport, PA	15045
(Address of Principal Executive Offices)	(Zip Code)

(412) 678-6141

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On February 8, 2011, the Board of Directors (the “Board”) of TMS International Corp. (the “Company”) , on recommendation of the Board’s Nominating and Corporate Governance Committee, elected Mr. Herbert K. Parker as a director to fill a vacancy in the Board. Mr. Parker will hold office until the next succeeding annual meeting and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Mr. Parker will receive the standard compensation provided to other non-employee directors of the Company. Specifically, he will receive as compensation for his services on the Board $120,000 paid annually, with half of such amount ($60,000) to be paid in restricted stock of the Company issued pursuant to the terms of the TMS International Corp. Long-Term Incentive Plan effective upon his election at the 2012 Annual Meeting of Stockholders, and the other half ($60,000) to be paid in equal quarterly installments of $15,000 in cash. In addition, the Company expects to enter into an indemnification agreement with Mr. Parker in substantially the form filed as Exhibit 10.24 to the Company’s amended Registration Statement on Form S-1, filed with the Securities and Exchange Commission on April 8, 2011.

Based upon Mr. Parker’s work experience, education and other relevant information, the Board has determined that Mr. Parker qualifies as “Independent” under the listing standards of the New York Stock Exchange. Mr. Parker has not at this time been named to any committees of the Board of Directors; however, it is expected that he will be named to the Company’s Audit Committee after the completion of the Audit Committee’s review of the Company’s Form 10-K audited financial statements for the 2011 fiscal year.

There is no arrangement between Mr. Parker and any person pursuant to which he was selected as a director. There are no transactions to which the Company or any of its subsidiaries is a party in which Mr. Parker has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing Mr. Parker’s election is furnished hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1*	Press Release of TMS International Corp. dated February 8, 2012.

*	furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMS INTERNATIONAL CORP.

Date: February 13, 2012	By:	/s/ Daniel E. Rosati
	Name:	Daniel E. Rosati
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

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